Exhibit 10.24(e)

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of June 13, 2011 by Schlecht Retail Ventures LLC (“Guarantor”) in favor Harris N.A. (“Lender”).

In consideration of any credit or other financial accommodation previously, now or hereafter granted by Lender to Duluth Holdings Inc., a Wisconsin corporation and an affiliate of Guarantor, and Duluth Trading Company, LLC, a Wisconsin limited liability company and an affiliate of Guarantor (each, a “Borrower” and jointly, the “Borrowers”), pursuant to that certain Amended and Restated Term Note of even date herewith executed by Borrowers in favor of Lender, as it may be amended, restated, renewed, extended, refinanced or replaced from time to time (the “Term Note”), Guarantor hereby agrees as follows:

1. Guaranty of Payment. Guarantor unconditionally guarantees prompt payment in full of the following obligations of Borrowers to Lender or any affiliate of Lender: (a) all amounts owing from time to time and other obligations of Borrowers arising under (i) the Term Note, and (ii) to the extent pertaining to the indebtedness arising under the Term Note, an Amended and Restated Loan Agreement of even date herewith among Lender and the Borrowers, as it may be amended, restated or otherwise modified from time to time (the “Loan Agreement”), (b) all interest and other charges accrued or assessed under the Term Note and, to the extent pertaining to the indebtedness arising under the Term Note, the Loan Agreement; and (c) all reasonably allocated costs and expenses of collection or enforcement of the Term Note and, to the extent pertaining to the indebtedness arising under the Term Note, the Loan Agreement. The foregoing obligations of Borrowers to Lender or any affiliate of Lender described in the foregoing sections (a) to (c) are herein called the “Obligations”. This is a guaranty of payment.

2. Guaranty of Performance. Guarantor unconditionally guarantees the full and faithful performance by Borrowers of all of Borrowers’ obligations to Lender arising under the Term Note and, to the extent pertaining to the indebtedness arising under the Term Note, the Loan Agreement. Guarantor shall assume responsibility for and shall fully perform all of such obligations promptly on receiving written notice from Lender that Borrowers have failed to perform any such obligations.

3. No Impairment of Guaranty. Lender may, without notice to or the consent of Guarantor, at any time and from time to time, (a) agree with any Borrower to amend any provision of any Loan Document (as defined in the Loan Agreement) including any change in the interest rate therein or any change in the amount thereof or the time or manner of payment thereunder, (b) make any agreement with any Borrower for the extension, payment, compounding, compromise, discharge or release of any provision of any Loan Document or for any modification of the terms thereof, (c) release any other guarantor of the Obligations, and (d) release, modify or accept any security for any Obligation and/or this Guaranty, and the obligations of Guarantor hereunder shall not be impaired or affected by any of the foregoing. This Guaranty is valid and enforceable against the undersigned even though any Obligation is invalid or unenforceable against a Borrower.

4. Waivers.

(a) Guarantor waives any right or claim of right to cause a marshaling of Borrowers’ assets or to proceed against Guarantor, any Borrower or any other guarantor of any of Borrowers’ obligations in any particular order.

(b) Guarantor expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors, including, but not limited to, notice of acceptance of this Guaranty, presentment for payment, protest or demand, notice of such protest, demand, dishonor or nonpayment, any failure to pursue a Borrower or its property, any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation and any defense arising by reason of any defense of any Borrower or by reason of the cessation of the liability of any Borrower. Guarantor further waives any defenses based on suretyship or impairment of collateral. Without limiting the generality of the foregoing (i) the liability of Guarantor hereunder shall not be modified in any manner whatsoever by any extension, discharge or rejection that may be granted to any Borrower by any court in any proceeding under any bankruptcy act or amendments thereof and the undersigned expressly waives the benefit of any such extension, discharge or rejection, and (ii) this Guaranty shall be reinstated if at any time payment of any of the Obligations is rescinded or must otherwise be restored or returned by any party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

(c) Guarantor hereby waives any claim, including a claim for reimbursement, subrogation, contribution or indemnification, which Guarantor may have against a co-guarantor of any of the Obligations or against any Borrower and agrees not to exercise any such right until the Obligations are paid in full.

(d) With respect to any of the Obligations, Lender may from time to time before or after revocation of this Guaranty without affecting the liability of the Guarantor (i) surrender, release, impair, sell or otherwise dispose of any security or collateral for the Obligations, (ii) release or agree not to sue any guarantor or surety, (iii) fail to perfect its security interest in or realize upon any security or collateral, (iv) fail to realize upon any of the Obligations or to proceed against any Borrower or any guarantor or surety, (v) renew or extend the time of payment, (vi) increase or decrease the rate of interest or the amount of the Obligations, (vii) accept additional security or collateral, (viii) determine the allocation and application of payments and credits and accept partial payments, (ix) determine what, if anything, may at any time be done with reference to any security or collateral, and (x) settle or compromise the amount due or owing or claimed to be due or owing from any Borrower or any guarantor or surety, and none of the foregoing shall affect the Guarantor’s liability for the full amount of the unpaid Obligations. The Guarantor expressly consents to and waives notice of all of the above.

5. Independent Obligations. The obligations of Guarantor hereunder are independent of the obligations of Borrowers and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not a Borrower is joined therein or a separate action or actions is or are brought against any. Borrower. Lender’s rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any action or by any number of successive actions until and unless the Obligations have been paid and fully performed.

6. No Waiver. No delay on Lender’s part in exercising any right, power or privilege under this Guaranty or any other document executed in connection herewith shall operate as a waiver of any such privilege, power or right.

7. Borrower Information. Guarantor assumes full responsibility for keeping fully informed of the financial condition of Borrowers and all other circumstances affecting Borrowers’ ability to perform its obligations to Lender and agrees that Lender will have no duty to report to Guarantor any information which such party receives about Borrowers’ financial condition or any circumstances bearing on its ability to perform.

8. Judgment Against a Borrower. Guarantor agrees that any judgment rendered against any Borrower for monies due on the Obligations shall in every and all respects bind and be conclusive against Guarantor as if Guarantor had appeared in any such proceedings and judgment therein had been rendered against Guarantor.

9. Tolling of Statute of Limitations. Any part payment on the Obligations by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall also toll the statute of limitations as to Guarantor.

10. Subordination. Guarantor subordinates to Borrowers’ obligations to Lender all indebtedness of any Borrower to Guarantor, whether now existing or hereafter contracted, whether direct or indirect, contingent or determined. With respect to any such indebtedness of any Borrower to Guarantor, Guarantor further agrees to make no claim therefor until any and all obligations of Borrowers to Lender shall have been discharged in full, and Guarantor further covenants and agrees not to assign all or any part of such indebtedness while this Guaranty remains in effect

11. Representations and Warranties. Guarantor hereby represents and warrants that:

(a) Guarantor is a limited liability company, validly organized and existing under the laws of Wisconsin, and has full power, authority and legal right to execute and deliver, and to perform its obligations under this Guaranty;

(b) this Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms;

(c) to the best of Guarantor’s knowledge, the execution, delivery and performance of this Guaranty will not violate any provision of any law or regulation or of any judgment, order, decree, determination or award of any court, arbitrator or governmental authority, bureau or agency or of any mortgage, indenture, loan or security agreement, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or which purports to be binding upon Guarantor or any of Guarantor’s property or assets or result in the creation or imposition of any lien on any of the property or assets of Guarantor pursuant to the provisions of any of the foregoing;

(d) to the best of Guarantor’s knowledge, no consent of any other person (including, without limitation, creditors of Guarantor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

(e) to the best of Guarantor’s knowledge, no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is pending in connection with the execution, delivery, performance, validity or enforceability of this Guaranty; and

(f) the financial statements or other financial information of Guarantor provided to Lender, correctly sets forth the financial condition of Guarantor, and there has been no material adverse change in the business, operations, assets or condition, financial or otherwise, of Guarantor.

12. Interest and Right of Set Off. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Guarantor grants to Lender a security interest and lien in any deposit account Guarantor may at any time have with Lender. Lender may, at any time that Lender has a right to demand payment from Guarantor, set off any amount unpaid on the Obligations against any deposit balances Guarantor may at any time have with Lender, or other money now or hereafter owed Guarantor by Lender.

13. Miscellaneous.

(a) Binding Effect. The terms, provisions, covenants and conditions contained in this Guaranty shall apply to and bind the heirs, administrators, legal representatives, successors and assigns of Guarantor. The terms, provisions, covenants and conditions contained in this Guaranty shall inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of Lender, including, but not limited to, any subsequent holder of the Term Note and the Loan Agreement.

(b) Joint and Several Liability. Should Guarantor consist of more than one person or entity, then, in such event, all such persons and entities shall be jointly and severally liable as Guarantor hereunder.

(c) Severability. If any term, provision, covenant or condition of this Guaranty, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions of this Guaranty, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(d) Interpretation. In this Guaranty, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural, and vice versa, and the term Lender shall include any further holder, including pledgees, of the Obligations guaranteed hereby.

(e) Governing Law. The laws of the State of Wisconsin shall govern the validity, construction, performance and effect of this Guaranty. Except as otherwise required by applicable law, Guarantor hereby irrevocably:

(i) submits in any legal proceeding relating to the Guaranty to the non-exclusive jurisdiction of any state or United States court of competent jurisdiction sitting in the State of Wisconsin and agrees to suit being brought in such court, as Lender may elect;

(ii) waives any objection it may now or hereafter have to the venue of such proceeding in any such court or any claim that such proceeding was brought in an inconvenient forum; and

(iii) agrees that nothing in this Guaranty shall preclude Lender’s right to bring proceedings in any court or courts of competent jurisdiction as Lender may elect and that legal proceedings in any one or more jurisdictions shall not preclude legal proceedings in any other jurisdiction.

(f) Attorneys’ Fees. In the event any action is commenced by Lender against Guarantor in connection herewith, or in the event of any other proceeding with respect to, or affecting, this Guaranty, the Term Note, or the Loan Agreement, including, but not limited to, any bankruptcy proceeding, Lender shall be entitled to its costs and expenses, including reasonable attorneys’ fees, whether or not said action is prosecuted to judgment.

(g) Revocation. This is a continuing guaranty and shall remain in full force and effect until Lender receives written notice of its revocation signed by the undersigned or actual notice of the dissolution of the undersigned. Upon revocation by written notice or actual notice of dissolution, this Guaranty shall continue in full force and effect as to all Obligations contracted for or incurred before revocation, and as to them Lender shall have the rights provided by this Guaranty as if no revocation had occurred. Any renewal, extension or increase in the interest rate of any such Obligation, whether made before or after revocation, shall constitute an Obligation contracted for or incurred before revocation. Obligations contracted for or incurred before revocation shall also include credit extended after revocation pursuant to commitments made before revocation. Revocation by one of the undersigned shall not affect any of the liabilities or obligations of any of the other undersigned and this Guaranty shall continue in full force and effect with respect to them.

(h) Notice. Any notice required or permitted to be given hereunder, shall be deemed given two days after deposit of such notice in the U.S. mail, postage prepaid, return receipt requested; one day after deposit of same with a national commercial overnight delivery service; or upon transmission by facsimile transmission, provided that confirmation of such facsimile transmission is received and a copy of such transmission is within one day thereafter forwarded by U.S. Mail or commercial overnight delivery service; in the case of any of the foregoing, addressed as follows:

To any one or more Borrowers:

Duluth Holdings Inc. and/or Duluth Trading Company, LLC

170 Countryside Drive

P.O. Box 409

Belleville, WI 53508

Attn: Mark DeOrio, Chief Financial Officer

To Guarantor:

Schlecht Retail Ventures LLC

170 Countryside Drive

P.O. Box 409

Belleville, WI 53508

Attn: Stephen L. Schlecht

To Lender:

Harris N.A.

100 N. Water Street

Milwaukee, WI 53202

Attn: Charles P. Heffernan, Senior Vice President

(i) WAIVER OF JURY. GUARANTOR AND LENDER HEREBY VOLUNTARILY KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS, OR ARISING OUT OF OR IN ANY WAY RELATED TO THE RELATIONSHIP AMONG THE PARTIES AS GUARANTOR, BORROWER AND LENDER OR OTHERWISE. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING SECURED HEREBY.

SCHLECHT RETAIL VENTURES LLC

By:	/s/ Stephen L. Schlecht
Stephen L. Schlecht, Member

By:	/s/ Marianne Schlecht
Marianne Schlecht, Member